UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

Item 1.	Report to Stockholders.

Semi-Annual Report

May 31, 2008

Investment Adviser

Smead Capital Management, Inc.

1420 Fifth Avenue

Suite 2625

Seattle, WA 98101

Phone: 1-877-807-4122

Dear Fellow Shareholders:

While the media is bombarding us with negative economic news and the stock market continues to be as difficult as I’ve seen it in a 28-year investment career, we will use this as an opportunity to talk about why we think the fund should perform well over the longer-term.

The U.S. stock market is an anticipatory vehicle, typically looking one year ahead of where we are currently. It is made up of the shares of public companies and most of these shares are traded on either the New York Stock Exchange or on the computerized exchange called the NASDAQ. Most of the shares of common stock are owned by institutional investors like pension plans and endowments, mutual funds (owned by individuals and retirement plans), officers and directors of the public companies (Insiders) and individual U.S. Households. They own them because they are liquid and have the potential to produce better non-leveraged returns than other asset classes with either less risk (CDs, Treasury Bonds, etc.) or less liquidity (real estate, gold, commodities, alternative investments, etc.).

At Smead Capital Management, we believe we are at a historical extreme in the U.S. stock market. Institutional investors own the smallest percentage of their portfolios in U.S. common stocks as they have had since the market’s low point in 1982. On June 16, 2008, we visited the University of Washington Endowment investment folks and as of our visit they had only 12% of the endowment in U.S. stocks and only 5 of that 12% was in the kind of large capitalization stocks we like to own! Although UW is an extreme example, we believe it’s fair to say that U.S. Institutional Investors appear the least committed to U.S. large cap stocks as at anytime since the early 1980’s.

Mutual fund investing is currently dominated by international stock and bond investments, companies which benefit from rising commodity prices like energy, basic materials and heavy industrial and bond investments whose purpose is not to succeed but to stay out of the way. To paraphrase Will Rogers, there will come a day when people will be more interested in the return of their money than in the return on their money.

Insiders generally own a good-sized chunk of their own company shares because their sales are restricted and they work at the company for long stretches of time on average. Insiders have been adding to their share ownership at prodigious rates since January of this year, the only one of our investor groups which hasn’t been a net seller.

Lastly, U.S. households have only 8.8% of their net worth invested in directly owned common stock, a virtual tie with the end of 1981 and a 32-year low. If Americans continue at the pace they have been selling their stocks at over the last year, they won’t own any by 2011. Individual investment sentiment has rung up some of the lowest readings (This is a very bullish or positive sign historically) in the last 26 years and we all know that consumer sentiment is breaking records on the downside (Another historically bullish sign).

So why are we so optimistic? It’s because these circumstances are incredibly similar to what existed at the start of the best five-year stretch we’ve ever seen the market have back in 1982-1987. Everything we mentioned so far was true then and here are the clinching statistics in our view. We find that when Americans prefer holding risk-less savings deposits and money market funds; it is generally prudent to buy stocks. Similarly, we believe that when they prefer stocks in a ridiculous way, it makes more sense to buy money market funds and stick money under the mattress.

Year	1972	1981	1999	2008
Total Deposits (in billions)	$697.2	$1,731.7	$4,028.2	$7,588.3
Total Directly-Held Equities (in billions)	$921.4	$905.2	$9,891.7	$4,898.3

Source: Federal Reserve Flow of Funds Report (Z-1)

This brings us to how folks did who sat through the abuse back in 1981-1982 on their investment in companies similar to what we own today in the fund. We’ve picked two that we own now, Disney and General Electric, to look at back then. If you bought them at the market low of 1982 and held for five years, here is how you did:

	Price on 8/12/1982 (market trough)	Price on 8/25/1987 (market peak)	~5 year Return
Disney	$1.06	$6.83	6.4x your money
GE	$1.31	$5.47	4.2x your money

From the trough in August 12, 1982 to the August 25, 1987 high, the Dow Jones Industrial Average rose from 776.92 to 2,722.42, equating to a cumulative 250% return. A hypothetical $500,000 portfolio invested in the Dow at the market low would have grown to over $1,750,000 during that timeframe. By the way, at the time of writing this newsletter (July 16th, 2008) GE is around $28 and Disney is around $30. Don’t you wish you bought them back then and stayed put for 26 years?

Finally, we are over-weighted in consumer discretionary stocks (Disney, Nordstrom’s, Ebay, WalMart, etc.) in the Smead Value Fund, because they bottom (historically) on low consumer sentiment. Drugs stocks are as inexpensive on an absolute basis and are as undervalued relative to the market as we’ve ever seen, so we are overweighting our investments in them. We own some strong financial companies because they haven’t been this cheap in relation to energy and basic material producers in over 50 years.

Thank you for your continued confidence.

SMEAD CAPITAL MANAGEMENT

The information provided herein represents the opinion of Smead Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Must be preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is not possible to invest directly in an index.

The Smead Value Fund is distributed by Quasar Distributors, LLC (7/08).

Smead Value Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/02/08 - 05/31/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Smead Value Fund
	Beginning Account Value 1/2/08	Ending Account Value 05/31/08	Expenses Paid During Period 1/2/08 – 5/31/08*
Actual**	$1,000.00	$866.80	$5.43
Hypothetical (5% return before expenses)***	$1,000.00	$1,014.95	$5.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 152/366 to reflect the one-half year period.

Smead Value Fund

Investment Highlights

(Unaudited)

The primary investment objective of the Fund is long-term capital appreciation.

Security Type Breakdown

% of Investments

Smead Value Fund

Investment Highlights (continued)

(Unaudited)

Total Returns as of May 31, 2008

	Smead Value Fund	S&P 500 Index (Price)	Russell 1000 Value Index
Three Months	1.07%	5.24%	3.92%

Since Inception (01/02/08)	-13.32%	-3.23%	-2.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown in the table above and the following graph assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index. Sector allocations are subject to change.

Smead Value Fund

Investment Highlights (continued)

(Unaudited)

*	Inception Date

Smead Value Fund

Schedule of Investments

May 31, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS 97.89%
Automobiles 5.53%
Harley-Davidson, Inc.	3,885	$161,499
Toyota Motor Corp.—ADR(a)	1,710	174,506

Total Automobiles		336,005

Biotechnology 4.07%
Amgen, Inc.(a)	5,610	247,008

Capital Markets 5.03%
Legg Mason, Inc.	5,680	305,641

Commercial Banks 3.95%
Wachovia Corp.	10,090	240,142

Consumer Finance 5.00%
SLM Corp.(a)	13,390	303,551

Diversified Financial Services 5.80%
Citigroup, Inc.	6,440	140,972
J.P. Morgan Chase & Co.	4,910	211,130

Total Diversified Financial Services		352,102

Diversified Telecommunication Services 9.01%
AT&T, Inc.	6,925	276,308
Verizon Communications, Inc.	7,035	270,636

Total Diversified Telecommunication Services		546,944

Food & Staples Retailing 6.08%
Walgreen Co.	4,195	151,104
Wal-Mart Stores, Inc.	3,775	217,968

Total Food & Staples Retailing		369,072

Hotels, Restaurants & Leisure 4.77%
Starbucks Corp.(a)	15,935	289,858

Insurance 1.34%
MBIA, Inc.	11,695	81,397

Internet & Catalog Retail 4.09%
eBay, Inc.(a)	8,275	248,333

IT Services 4.33%
Accenture Ltd.	6,445	263,085

Media 7.18%
Comcast Corp.	7,610	169,627
The Walt Disney Co.	7,925	266,280

Total Media		435,907

Multiline Retail 3.61%
Nordstrom, Inc.	6,265	219,150

Oil, Gas & Consumable Fuels 1.99%
ChevronTexaco Corp.	1,220	120,963

The accompanying notes are an integral part of these financial statements.

Smead Value Fund

Schedule of Investments, continued

May 31, 2008 (Unaudited)

	Shares	Value
Pharmaceuticals 14.30%
Abbott Laboratories	3,960	223,146
Merck & Co., Inc.	9,180	357,653
Mylan Laboratories	10,695	142,778
Pfizer, Inc.	7,490	145,006

Total Pharmaceuticals		868,583

Software 6.80%
Microsoft Corp.	14,580	412,906

Specialty Retail 5.01%
Cabela’s, Inc.(a)	9,665	133,860
Home Depot, Inc.	6,220	170,179

Total Specialty Retail		304,039

TOTAL COMMON STOCKS (Cost $6,127,029)		5,944,686

SHORT TERM INVESTMENTS 1.36%
Dreyfus Cash Management 2.790%(b)	82,810	82,810

TOTAL SHORT TERM INVESTMENTS (Cost $82,810)		82,810

TOTAL INVESTMENTS (Cost $6,209,839) 99.25%		6,027,496
Other Assets in Excess of Liabilities 0.75%		45,713

TOTAL NET ASSETS 100.00%		$6,073,209

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Variable Rate

FAS 157—Summary of Fair Value Exposure at May 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2008, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1— Quoted Prices in active markets for identical assets	Level 2— Significant other observable inputs	Level 3— Significant unobservable inputs
Assets:
Securities	$6,027,496	$6,027,496	$0	$0

Total	$6,027,496	$6,027,496	$0	$0

The accompanying notes are an integral part of these financial statements.

Smead Value Fund

Statement of Assets and Liabilities

May 31, 2008 (Unaudited)
Assets
Investments, at value (cost $6,209,839)	$6,027,496
Receivable for investments sold	152,246
Dividends and interest receivable	11,091
Receivable from Fund Shares sold	9,965
Receivable from Adviser	5,191
Other assets	5,371

Total Assets	6,211,360

Liabilities
Payable for investments purchased	105,357
Payable to Affiliates	13,419
Payable for capital shares redeemed	5,035
Payable to Custodian	507
Accrued expenses and other liabilities	13,833

Total Liabilities	138,151

Net Assets	$6,073,209

Net Assets Consist Of:
Paid-in capital	$6,449,458
Undistributed net investment income	13,845
Undistributed net realized gain from:
Investments	(207,751)
Net unrealized depreciation on:
Investments	(182,343)

Net Assets	$6,073,209

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	280,298

Net asset value and offering price per share	$21.67

The accompanying notes are an integral part of these financial statements.

Smead Value Fund

Statement of Operations

For the Period Ended May 31, 2008 (Unaudited)
Investment Income
Interest income	$2,223
Dividend income	36,322

Total Investment Income	38,545

Expenses
Advisory fees	13,232
Administration fees	12,312
Transfer agent fees and expenses	11,700
Fund accounting fees	10,350
Audit and tax fees	6,912
Legal fees	3,774
Chief Compliance Officer fees and expenses	3,690
Federal and state registration fees	2,898
Reports to shareholders	2,436
Custody fees	2,400
Trustees’ fees and related expenses	600
Other expenses	576

Total Expenses	70,880
Less waivers and reimbursement by Adviser	(46,180)

Net Expenses	24,700

Net Investment Income	13,845

Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) from:
Investments	(207,751)
Change in net unrealized appreciation/depreciation on:
Investments	(182,343)

Net Realized and Unrealized Loss on Investments	(390,094)

Net Decrease In Net Assets From Operations	$(376,249)

The accompanying notes are an integral part of these financial statements.

Smead Value Fund

Statements of Changes in Net Assets

Period Ended May 31, 2008(1) (Unaudited)
From Operations
Net investment income	$13,845
Net realized gain (loss) from:
Investments	(207,751)
Change in net unrealized appreciation/depreciation on:
Investments	(182,343)

Net decrease in net assets from operations	(376,249)

From Capital Share Transactions
Proceeds from shares sold	6,531,662
Payments for shares redeemed	(82,204)

Net increase in net assets from capital share transactions	6,449,458

Total increase In Net Assets	6,073,209

Net Assets:
Beginning of period	—

End of period	$6,073,209

(1)	The Fund commenced operations on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Smead Value Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period
Period Ended May 31, 2008(1) (Unaudited)
Net Asset Value, Beginning of Period	$25.00

Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments	(3.38)

Total from Investment Operations	(3.33)

Net Asset Value, End of Period	$21.67

Total Return(2)	(13.32)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$6,073
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	4.02%
After waiver and expense reimbursement(3)	1.40%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(3)	(1.83)%
After waiver and expense reimbursement(3)	0.78%
Portfolio turnover rate(2)	22.75%

(1)	Fund commenced operations on January 2, 2008.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Smead Value Fund

Notes to Financial Statements

May 31, 2008 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Smead Value Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on January 2, 2008.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of the business day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Smead Value Fund

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income monthly and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(g)	Expenses

Expenses associated with a specific fund within the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(h)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(i)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with

Smead Value Fund

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective interest method, over the average life of the security.

(j)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. The Fund adopted FIN 48 on January 2, 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The fund adopted SFAS No. 157 on January 2, 2008. Adoption of SFAS No. 157 has made no material impact on the Fund’s financial Statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with Smead Capital Management, Inc. (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on 12/31/2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of .75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended May 31, 2008, expenses of $46,180 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expense subject to potential recovery expiring in:

2011	$46,180

Smead Value Fund

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended May 31, 2008
Shares sold	284,136
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	(3,838)

Net Increase	280,298

(8)	Investment Transactions

For the period ended May 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

Purchases
U.S. Government Obligations	$0
Other	$7,230,404
Sales
U.S. Government Obligations	$0
Other	$895,624

Smead Value Fund

Basis for Trustees Approval of Investment Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 24, 2007 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information. Mr. William W. Smead, Chief Executive Officer and Chief Investment Officer of the Adviser, attended the meeting of the Trustees held on October 24, 2007, and provided information concerning the Fund’s value style investment strategy and the Adviser’s operations and staff. Ms. Smead reviewed with Trustees his extensive background and experience in the investment industry and the growth of the Adviser since its founding. The Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund. Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

Discussion of Factors Considered

In considering the Agreement and reaching its conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Smead and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance procedures and the information provided by the Adviser in response to the TPM Due Diligence Questionnaire as well as other information provided by the Adviser and forwarded to the Trustees. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees, in consultation with their independent counsel, reviewed the Adviser’s Compliance Manual and overall compliance program and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	Investment Performance of the Adviser.

In assessing the portfolio management services to be provided by the Adviser, the Trustees noted Mr. Smead’s presentation to them on October 24, 2007, during which Mr. Smead provided information concerning his founding of the Adviser and his extensive investment management experience prior to founding the Adviser, as well as the extensive experience of other members of the Adviser’s staff. Among other things, Mr. Smead provided an overview of the performance of other accounts that he and the Adviser managed, including accounts for which Mr. Smead had responsibility while employed by other investment

Smead Value Fund

Basis for Trustees Approval of Investment Advisory Agreement (continued)

(Unaudited)

managers. The Trustees also reviewed the qualifications, background and experience of the staff of the Adviser, including Mr. Smead and other members of the staff of the Adviser, as set forth in the Adviser’s Form ADV, the Fund’s prospectus and statement of additional information, and other information that Mr. Smead presented to the Trustees. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost of services and the structure of the Adviser’s fees. The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Adviser. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the proposed expense subsidization undertaken by the Adviser.

The Trustees noted that the Fund’s contractual management fee of .75%, while slightly higher compared to the industry average of .69% for similar funds, was reasonable when the proposed expense waivers and reimbursements of the Adviser were applied to the Fund’s overall expenses. The Fund’s advisory fee fell slightly within the fourth quartile of its peer group of large-cap value funds. The Trustees noted that the Fund’s total expenses would be capped at 1.40%. The Trustees observed that the Fund’s total expense ratio of 1.40% was below the industry average for its peer group and fell within the second quartile. The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Adviser. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the Adviser’s advisory fees and the Fund’s expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Adviser with respect to the Fund. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Trustees examined the brokerage of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Smead Value Fund

Additional Information

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-807-4122.

Independent Trustees

Name, Address & Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004)	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios)

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios)

Smead Value Fund

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address & Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present)	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios)

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005)	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present)	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Smead Value Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, upon request, by calling, toll free, 1-877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Smead Value Fund

Investment Adviser	Smead Capital Management, Inc. 1420 Fifth Avenue Suite 2625 Seattle, WA 98101

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway Suite 1100 Westlake, Ohio 44145

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008